SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Hauppauge Digital, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             HAUPPAUGE DIGITAL, INC.
                                 91 Cabot Court
                            Hauppauge, New York 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2004

                      -----------------------------------

To the Stockholders of Hauppauge Digital, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Hauppauge Digital, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 91 Cabot Court, Hauppauge, New York 11788 on September 27, 2004 at 10:00 a.m., local time, for the following purposes:

          (1)  To elect a Board of seven (7) directors.

          (2) To ratify the Board of Directors' resolution to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available thereunder from 180,000 to 260,000 and provide for a termination date thereunder of December 31, 2006.

          (3) To transact such other business as may properly come before the Meeting.

          Only stockholders of record at the close of business on August 24, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Hauppauge Digital, Inc.
                                        Board of Directors

                                        Kenneth Plotkin
                                        Chairman of the Board and
                                        Chief Executive Officer


Hauppauge, New York
September 1, 2004

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF HAUPPAUGE DIGITAL, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                             HAUPPAUGE DIGITAL, INC.
                                 91 Cabot Court
                            Hauppauge, New York 11788
                               -------------------

                                 PROXY STATEMENT
                                 ---------------

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This Proxy Statement is being mailed to all stockholders of record of Hauppauge Digital, Inc. (the "Company") at the close of business on August 24, 2004 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 91 Cabot Court, Hauppauge, New York 11788 on September 27, 2004 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were first mailed to stockholders on or about September 1, 2004.

     All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named in the Proxy to the Company's Board of Directors, and (2) FOR the proposal to ratify the Board of Directors' resolution to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock ("Common Shares") available thereunder from 180,000 to 260,000 and provide for a termination date thereunder of December 31, 2006. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of Common Shares of the Company outstanding and entitled to vote as of August 24, 2004 was 9,189,898. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non-cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of August 24, 2004, or 4,598,950 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on August 24, 2004 will be entitled to vote.

     With regard to the election of directors, votes may be cast in favor or withheld, directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the approval of a majority of the Common Shares present in person or represented by Proxy at the Meeting and entitled to vote (assuming a quorum is present at the Meeting), abstentions will have a negative vote while broker non-vote will have no effect.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company a written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 91 Cabot Court, Hauppauge, New York 11788, Attention: Corporate Secretary.

     The Proxy is being solicited by the Company's Board of Directors. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose for a period of ten days prior to the Meeting, at the offices of the Company, 91 Cabot Court, Hauppauge, New York 11788, and also during the Meeting for inspection by any stockholder who is present. To contact the Company, stockholders should call (631) 434 1600.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended September 30, 2003, 2002 and 2001 concerning the compensation of Kenneth Plotkin, Chairman of the Board, Chief Executive Officer, Vice President of Marketing, and director, Dean Cirielli, our President and Chief Operating Officer, John Casey, our Vice President of Technology of the Company and Gerald Tucciarone, our Chief Financial Officer and Treasurer. No other Executive Officer of the Company had a combined salary and bonus in excess of $100,000 for the fiscal year ended September 30, 2003.




                                                   Annual Compensation                   Long Term Compensation
                                      ----------------------------------------------- -----------------------------
                                                                                        Common Shares Underlying
    Name and Principal                                              Other Annual            Options Granted
         Position             Year       Salary        Bonus        Compensation
--------------------------- --------- -------------- ----------- -------------------- -----------------------------
Kenneth Plotkin               2003      $180,000        -0-           $8,748(1)                  10,000
Chairman of the Board,      --------- -------------- ----------- -------------------- -----------------------------
Chief Executive Officer,      2002      $180,000        -0-           $6,000(1)                  10,000
Vice President of           --------- -------------- ----------- -------------------- -----------------------------
Marketing, and Director       2001      $180,000        -0-           $6,000(1)                    -0-
--------------------------- --------- -------------- ----------- -------------------- -----------------------------
Dean Cirielli                 2003      $175,000        -0-             -0-                        -0-
President, Chief            --------- -------------- ----------- -------------------- -----------------------------
Operating Officer (2)         2002      $ 70,000        -0-              0-                      50,000
--------------------------- --------- -------------- ----------- -------------------- -----------------------------
John Casey                    2003      $133,913        -0-             -0-                      30,000
Vice President of           --------- -------------- ----------- -------------------- -----------------------------
Technology                    2002      $130,000      $5,000            -0-                      10,000
                            --------- -------------- ----------- -------------------- -----------------------------
                              2001      $128,365        -0-             -0-                        -0-
--------------------------- --------- -------------- ----------- -------------------- -----------------------------
Gerald Tucciarone             2003      $130,995        -0-             -0-                      30,000
Chief Financial Officer     --------- -------------- ----------- -------------------- -----------------------------
and Treasurer                 2002      $124,866        -0-             -0-                      10,000
                            --------- -------------- ----------- -------------------- -----------------------------
                              2001      $123,231        -0-             -0-                        -0-
=========================== ========= ============== =========== ==================== =============================


(1) Represents non-cash compensation in the form of the use of a car and related expenses.

(2) Mr. Cirielli joined the Company on May 1, 2002. Mr. Cirielli resigned effective September 3, 2004.

Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended September 30, 2003:



--------------------- --------------- ----------------- ------------------ --------------------- -------------------
                        Number of      Percentage of
                      Common Shares    Total Options
                        Underlying       Granted to                                                   Grabted Date
                         Options        Employees in                                                Presneted Value
        Name             Granted        Fiscal Year      Exercise Price      Expiration Date               $
--------------------- --------------- ----------------- ------------------ --------------------- -------------------
Kenneth Plotkin           10,000            2.6%              $1.13            October 2012            $4,300
--------------------- --------------- ----------------- ------------------ --------------------- -------------------
Dean Cirielli              -0-              -0-                --                   --                   --
--------------------- --------------- ----------------- ------------------ --------------------- -------------------
John Casey                30,000            7.8%              $1.08            October 2012           $12,600
--------------------- --------------- ----------------- ------------------ --------------------- -------------------
Gerald Tucciarone         30,000            7.8%              $1.08            October 2012           $12,600
--------------------- --------------- ----------------- ------------------ --------------------- -------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of options unexercised as of September 30, 2003:

--------------------- -------------------- ----------------- --------------------------- ---------------------------
                                                              Number of Common Shares
                                                               Underlying Unexercised       Value of Unexercised
                       Number of Common                       Options at September 30,    In-the-Money Options at
                      Shares Acquired on                                2003                 September 30, 2003
        Name               Exercise         Realized Value   Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------- -------------------- ----------------- --------------------------- ---------------------------

Kenneth Plotkin               -0-                -0-              403,850/146,150            $752,525/$244,975
--------------------- -------------------- ----------------- --------------------------- ---------------------------

Dean Cirielli                 -0-                -0-               12,500/37,500              $22,625/$67,875
--------------------- -------------------- ----------------- --------------------------- ---------------------------

John Casey                    -0-                -0-               52,500/40,500              $97,215/$52,800
--------------------- -------------------- ----------------- --------------------------- ---------------------------

Gerald Tucciarone             -0-                -0-               33,500/40,500              $59,085/$52,800
--------------------- -------------------- ----------------- --------------------------- ---------------------------


Compensation of Directors

     Prior to May 16, 2003, directors of the Company received no cash compensation solely for being on the Board of Directors.

     Effective May 16, 2003, the Board of Directors resolved to pay an annual retainer of $10,000 (to be paid in quarterly installments in advance) to each non-employee director and $1,000 for each Board of Directors meeting or Committee meeting he/she attends in person and $250 if he /she attends by telephone.

     On June 23, 2003, each of Mr. Page, Dr. Nadel, Mr. Payan and Mr. Siegel was granted an option to purchase 20,000 Common Shares of the Company, at an exercise price of $3.05 per share (for the purposes of the Company's 1996 Non-Qualified Stock Option Plan, the fair market value of the Company's Common Shares as of June 23, 2003 was $3.05 per share). Such options are exercisable at the rate of 5,000 shares on each of June 23, 2003, 2004, 2005 and 2006, with each installment being exercisable over a ten year period commencing on the date of grant of the options; and such options are not intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, as amended (the "Code").

     Effective May 3, 2004, the Board of Directors resolved to pay each director an annual retainer of $20,000 (which includes all telephone conferences (to be paid in quarterly installments in advance), $1,500 for each meeting attended in person and participation in the Company's stock option plans as the Board may from time to time determine.

     On August 9, 2004, each of Mr. Herman, Mr. Kuperschmid, Dr. Nadel, Mr. Payan, Mr. Page and Mr. Siegel was granted an option to purchase 7,500 Common Shares of the Company at an exercise price of $3.02 per share (for purposes of the Company's 2003 Performance and Equity Incentive Plan, the fair market value of the Company's Common Shares as of August 9th, 2004 was $3.02 per share). Such options are exercisable immediately and such options are not intended to qualify as incentive stock options, as defined in Section 422 of the Code.

Employment   Contracts;   Termination   of  Employment   and   Change-in-Control
Arrangements

     As of January 10, 1998, after the expiration of a prior employment agreement with the Company, Kenneth Plotkin entered into an employment agreement (the "1998 Employment Agreement") with the Company to serve in certain offices of the Company. The 1998 Employment Agreement provided for a three-year term, which term automatically renews from year to year thereafter unless otherwise terminated by the Board of Directors or the executive. The 1998 Employment Agreement provided for an annual base salary of $125,000 during the first year, $150,000 during the second year, and $180,000 during the third year. For each Annual Period (as defined in the 1998 Employment Agreement) thereafter, the 1998 Employment Agreement provides that compensation shall be as mutually determined between the Company and the executive, but not less than that for the preceding Annual Period. In addition, the 1998 Employment Agreement provides for a bonus to be paid as follows: an amount equal to 2% of the Company's earnings, excluding earnings that are not from operations and before reduction for interest and income taxes ("EBIT"), for each fiscal year starting with the year ended September 30, 1998, provided that the Company's EBIT for the applicable fiscal year exceeds 120% of the prior fiscal year's EBIT, and if not, then 1% of the Company's EBIT. The determination of EBIT shall be made in accordance with the Company's audited filings with the Securities and Exchange Commission (the "SEC") on its Form 10-KSB or Form 10-K. [Pursuant to the

1998 Employment Agreement, on January 21, 1998, incentive stock options to acquire a total of 90,000 Common Shares each were granted to Mr. Plotkin, exercisable, beginning on January 21, 1999, in increments of 33 1/3% per year at $2.544 per share. Each increment of these options expires five (5) years after it first becomes exercisable. Also on January 21, 1998, pursuant to the 1998 Employment Agreement, non-qualified options to acquire a total of 60,000 Common Shares each were granted to Mr. Plotkin, exercisable immediately for a period of ten (10) years. These options expire as of January 20, 2008. Options granted under the 1998 Incentive Stock Option Plan shall become immediately vested and exercisable in the event of a Change in Control (as defined in the 1998 Incentive Stock Option Plan). The 1998 Employment Agreement further provides for disability benefits, the obligation of the Company to pay the premiums on a term life insurance policy or policies in the amount of $500,000 on the life of Mr. Plotkin owned by Mr. Plotkin or his spouse, or a trust for his respective benefit or for the benefit of his family, a car allowance of $500 per month, reasonable reimbursement for automobile expenses, and medical insurance as is standard for executives of the Company.

     The 1998 Employment Agreement further provides that the Company may apply for and own life insurance on the life of Mr. Plotkin for the benefit of the Company, in such amounts as the Board of Directors of the Company may from time to time determine. As set forth in the 1998 Employment Agreement, the Company shall pay the premiums as they become due on any such insurance policies, and all dividends and any cash value and proceeds on such insurance policies shall belong to the Company. In the event of a termination of employment associated with a Change in Control of the Company (as defined in the 1998 Employment Agreement), a one-time bonus shall be paid to the executive equal to three times the amount of the executive's average annual compensation (including salary, bonus and benefits, paid or accrued) received by him for the thirty-six month period preceding the date of the Change of Control.

     As of May 1, 2002, Dean Cirielli entered into an Employment Agreement with the Company (the "Cirielli Employment Agreement"). The Cirielli Employment Agreement provides for a two-year term, unless terminated earlier by either Mr. Cirielli or the Company. The Cirielli Employment Agreement provides that Mr. Cirielli shall be paid an annual salary of $175,000 for the first year of the Cirielli Employment Agreement, with annual performance evaluations and upward adjustments as determined by the Compensation Committee of the Board of Directors, based on his performance. In addition, the Cirielli Employment Agreement provides that he shall also receive a yearly bonus totaling one percent of the operating income of the Company, provided that earnings are at least 120% of the prior fiscal year's earnings. Pursuant to the Cirielli Employment Agreement, Mr. Cirielli was granted an option to purchase 50,000 Common Shares of the Company on May 1, 2002 at an exercise price of $1.81 per share (for the purposes of the Company's 2000 Performance and Equity Incentive Plan, the fair market value of the Company's Common Shares as May 1, 2002 was $1.81 per share). Such options are exercisable to the extent of 12,500 shares on each of May 1, 2003, 2004, 2005 and 2006, with each installment being exercisable over a ten year period commencing on the date of grant of the options; and that such options are not intended to qualify as incentive stock options, as defined in Section 422 of the Code. All outstanding options as of the date of a Change in Control (as defined in the Company's 2000 Performance and Equity Incentive Plan) shall become fully exercisable and vested, unless the terms of the award provide otherwise. Pursuant to the Cirielli Employment Agreement, the Company and Mr. Cirielli entered into a Relocation Package Agreement providing for, amongst other things, a relocation reimbursement of no more than $100,000. Such relocation reimbursement shall be paid as follows:

     (i) 50% of the Relocation Costs (as defined in his Relocation Package Agreement) or $50,000 (whichever is lower) on or before he physically and permanently relocates to Long Island, NY, such date to be the date of signing a definitive sale and purchase agreement to either sell his existing residence or buy a house in the Long Island area, NY, whichever is earlier (the "Relocation Date"),

     (ii) 25% of the Relocation Costs or $25,000 (whichever is lower) on the first anniversary of the Relocation Date, and

     (iii) 25% of the Relocation Costs or $25,000 (whichever is lower) on the second anniversary of the Relocation Date.

               Mr. Cirielli resigned effective September 3, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, to the knowledge of the Company based solely upon records available to it, certain information as of August 24, 2004, regarding the beneficial ownership of the Company's Common Shares (i) by each person who the Company believes to be the beneficial owner of more than 5% of its outstanding Common Shares, (ii) by each current director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and directors as a group:

Name of Management Person
and Name and Address
of Beneficial Owner                    Number                      Percent
------------------                     ------                      -------

Kenneth Plotkin                        919,100(1)(4)(5)(7)         10.7%
91 Cabot Court
Hauppauge, NY 11788

Estate of Kenneth R. Aupperle          603,220(2)(3)(4)(6)          6.6%
23 Sequoia Drive
Hauppauge, NY 11788

Laura Aupperle                         572,440(2)(3)(4)(6)          6.3%
23 Sequoia Drive
Hauppauge, NY 11788

Dorothy Plotkin                        560,060(1)(4)(7)             6.1%
91 Cabot Court,
Hauppauge, NY 11788

John Casey                             158,700(8)                   1.7%

Bernard Herman                         57,496(9)                    *

Gerald Tucciarone                      64,500(10)                   *

Steven J. Kuperschmid                  37,500(11)                   *

Dean Cirielli                          32,500(12)                   *

Robert S. Nadel                        17,500(13)                   *

Christopher G. Payan                   17,500(13)                   *

Seymour G. Siegel                      17,500(13)                   *

Neal Page                              12,900(14)                   *

Directors and executive officers       1,335,196(1)(4)(5)(8)        14.0%
as a group (10 persons)                (9)(10)(11)(12)(13)(14)
--------------------------------
* Less than one (1%) percent.


(1) Dorothy Plotkin, wife of Kenneth Plotkin, beneficially owns 560,060 Common Shares, or 6.1%, of the outstanding Common Shares. Ownership of Common Shares by Mr. Plotkin does not include ownership of Common Shares by Mrs. Plotkin and ownership of Common Shares by Mrs. Plotkin does not include ownership of Common Shares by Mr. Plotkin.

(2) To the Company's knowledge, Laura Aupperle, the widow of Kenneth R. Aupperle, beneficially owns 572,440 Common Shares, or 6.3% of the outstanding Common Shares. Ownership of Common Shares by the Estate of Kenneth R. Aupperle does not include ownership of Common Shares by Laura Aupperle and ownership of Common Shares of Laura Aupperle does not include ownership of Common Shares by the Estate of Kenneth R. Aupperle.

(3) The Company is unaware of any filings made by the Estate of Kenneth R. Aupperle with the SEC. The Company has assumed that any securities of the Company beneficially owned by Mr. Aupperle prior to his death, and of which the Company is aware, are now beneficially owned by the Estate of Kenneth
     R. Aupperle.

(4) One presently exercisable warrant has been issued for 120,000 Common Shares to LADOKK Realty Co. ("LADOKK"), a partnership, which prior to Mr. Aupperle's death, consisted of Kenneth Plotkin, Dorothy Plotkin, Kenneth Aupperle and Laura Aupperle. Mr. Plotkin expressly disclaims any percentage interest in the warrant other than that which represents his percentage interest in the partnership, which is equal to 30,000 Common Shares. The Company has assumed that the Estate of Kenneth R. Aupperle now owns the interest which Mr. Aupperle formerly had in LADOKK.

(5) Includes 70,000 Common Shares issuable upon the exercise of currently exercisable non-qualified stock options granted on January 10, 1995 and exercisable until September 29, 2006, which options were part of an overall grant of a non-qualified stock option to purchase 300,000 Common Shares at $1.575 per share. Also includes 105,400 Common Shares issuable upon the exercise of currently exercisable non-qualified options and 124,600 Common Shares issuable upon the exercise of currently exercisable incentive stock options. Does not include 120,000 Common Shares issuable upon the exercise of currently unexercisable non-qualified stock options.

(6) Does not include 50,000 Common Shares, in the aggregate, owned by Mr. Aupperle's brother, as custodian for each of Mrs. Aupperle's minor children (25,000 Common Shares to each minor child) under the New York Uniform Gifts to Minors Act.

(7) Does not include 18,000 Common Shares owned by the Plotkins' adult daughter. Does not include 25,000 Common Shares, owned by Mr. Plotkin's father as custodian for the Plotkins' minor child under the New York Uniform Gifts to Minors Act. Each of Mr. and Mrs. Plotkin disclaim beneficial ownership of all such 43,000 Common Shares.

(8) Includes 68,500 Common Shares issuable upon the exercise of currently exercisable incentive stock options. Does not include 20,000 Common Shares issuable upon the exercise of currently unexercisable incentive stock options.

(9) Includes 37,500 Common Shares issuable upon the exercise of currently exercisable non-qualified stock options.

(10) Includes 54,000 Common Shares issuable upon the exercise of currently exercisable incentive stock options. Does not include 20,000 Common Shares issuable upon the exercise of currently unexercisable incentive stock options.

(11) Includes 37,500 Common Shares issuable upon the exercise of currently exercisable non-qualified stock options.

(12) Includes 25,000 Common Shares issuable upon the exercise of currently exercisable incentive stock options. Does not include 25,000 Common Shares issuable upon the exercise of currently unexercisable incentive stock options.

(13) Includes 17,500 Common Shares issuable upon the exercise of currently exercisable non-qualified stock options. Does not include 10,000 Common Shares issuable upon the exercise of currently unexercisable non-qualified stock options.

(14) Includes 12,500 Common Shares issuable upon the exercise of currently exercisable non-qualified stock options. Does not include 10,000 Common Shares issuable upon the exercise of currently unexercisable non-qualified stock options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company occupies a facility located in Hauppauge New York and uses it for executive offices and for the testing, storage and shipping of the Company's products. In February 1990, Hauppauge Computer Works, Inc., a wholly-owned subsidiary of the Company ("HCW"), entered into a lease, as amended (the "1990 Lease"), with Ladokk Realty Co., a real estate partnership which is principally owned by Kenneth Plotkin, the Company's Chairman of the Board, Chief Executive Officer, and Vice President of Marketing and the holder of approximately 10% of the Company's Common Shares as of August 24, 2004, Dorothy Plotkin, the wife of Kenneth Plotkin, holder of approximately 6.1% of the Company's Common Shares as of August 24, 2004 and Laura Auppele, believed by the Company to be the holder of approximately 12.9% of the Company's Common Shares, including Common Shares attributed to the Estate of Kenneth R. Auppele. Ladokk Realty Co., LLC is the successor to Ladokk Realty Co. As of February 2004, the 1990 Lease provided for annual rent of approximately $454,000, payable monthly, and subject to 5% annual increases effective February 1st of each year. The Company was also obligated to pay real estate taxes and operating costs of maintaining the premises subject to the 1990 Lease. Until February 17, 2004, the premises subject to such lease were subject to two mortgages guaranteed by the Company. On February 17, 2004, HCW and Ladokk terminated the 1990 Lease and HCW entered into a new lease agreement with Ladokk Realty Co., LLC. The current lease term is for five years and terminates on February 16, 2009. The annual rent under the 2004 Lease is $360,000, payable monthly. The Company is also obligated to pay real estate taxes and operating costs of maintaining the premises subject to such lease. Please see attached Ladokk Lease. Concurrently with the new lease, Ladokk completed a refinancing of its mortgages, and the new lender did not require the Company to sign a guarantee. Accordingly, the Company no longer guarantees the landlord's mortgages.

     The Company's Audit Committee is in the process of evaluating the February 17, 2004 lease.

     On December 17, 1995 in connection with a re-negotiation of the lease term of the 1990 Lease, the Company granted options to purchase 120,000 shares to Ladokk at an exercise price of $1.905 per share, which are exercisable through the lease term. The market price of the option equaled the exercise price at the date of the grant. The effect of imputing the fair value of the options granted was immaterial. The options were still outstanding as of September 30, 2003.

     The Company had amounts payable to this related party for unpaid rent of $302,128 as of September 30, 2003 and 2002.

     On December 17, 1996 the Board of Directors approved the issuance of warrants to LADOKK in consideration of LADOKK's agreement to cancel the last three years of the Company's lease and to grant an option to the Company to extend the lease for three years. The Stock Option Committee authorized the grant of a warrant to LADOKK to acquire 120,000 Common Shares at an exercise price of $1.906, which warrant is exercisable for a term of ten years.

     Certilman Balin Adler & Hyman, LLP, a law firm of which Mr. Kuperschmid is a member, serves as counsel to the Company. It is presently anticipated that such firm will continue to represent the Company and its subsidiaries and affiliates and will receive fees for its services at rates and amounts not greater than would be paid to unrelated law firms performing similar services.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

     Seven directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

     The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of August 24, 2004 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

--------------------   ---   ------------------------------------  -------------
                                                                    Year Became
       Name            Age   Offices and Positions Held               Director
--------------------   ---   ------------------------------------  -------------
Kenneth Plotkin         52   Chairman of the Board of Directors,       1994
                             Chief Executive Officer, Vice
                             President of Marketing, and Director
---------------------- ---   ------------------------------------  -------------
Bernard Herman          77   Director                                  1996
---------------------- ---   ------------------------------------  -------------
Steven J. Kuperschmid   44   Director and Assistant Secretary          1998
---------------------- ---   ------------------------------------  -------------
Robert S. Nadel         65   Director                                  2003
---------------------- ---   ------------------------------------  -------------
Christopher G. Payan    30   Director                                  2003
---------------------- ---   ------------------------------------  -------------
Neal Page               45   Director                                  2003
---------------------- ---   ------------------------------------  -------------
Seymour G. Siegel       61   Director                                  2003
---------------------- ---   ------------------------------------  -------------

Kenneth Plotkin is a co-founder of the Company and has served as a director since the Company's inception in 1994. He has been the Company's Chairman of the Board of Directors and Chief Executive Officer since the Company's incorporation. From March 14, 2001 until May 1, 2002, Mr. Plotkin served as the Chief Operating Officer and President of the Company. Mr. Plotkin served as Secretary of the Company until June 20, 2001, and Vice-President of Marketing since August 2, 1994. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

Bernard Herman has served as a director of the Company since 1996, and from 1979 to 1993, Mr. Herman was Chief Executive Officer of Okidata Corp. of Mount Laurel, New Jersey, a distributor of computer peripheral products. Since then he has served as a consultant with reference to computer products. He is also an Arbitration Neutral for the American Arbitration Association and the National Association of Security Dealers.

Steven J. Kuperschmid has served as a director of the Company since 1998 and as Assistant Secretary since June 20, 2001. He has been practicing law since 1986 and has been a partner with Certilman Balin Adler & Hyman, LLP, counsel to the Company, since January 1, 1994. Mr. Kuperschmid received his BA from New York University and JD from Fordham University School of Law.

Robert S. Nadel has served as director of the Company since May 16, 2003. He is the President of Human Resources Spectrum, Inc., a management consulting firm specializing in executive and employee compensation and benefits and organizational effectiveness. From 1989 to 1991, Dr. Nadel served as Partner in Charge of the Actuarial Benefits and Compensation Practice of Deloitte and Touche, and from 1969 to 1989, he was Managing Partner of the Northeast Region for the Hay Group. Dr. Nadel received a BBA from City College in 1959, an MS in General Psychology from Yeshiva University in 1962 and a Doctorate in Public Administration from NYU in 1968.

Christopher G. Payan has served as a director of the Company since May 16, 2003. Mr. Payan has served as the Chief Executive Officer of Emerging Vision, Inc. ("EVI") since June 2004 and a director of EVI since March 2004. From October 2001 until June 2004, Mr. Payan served as the Senior Vice President of Finance, Chief Financial Officer, Secretary and Treasurer of EVI. From April 2002 until June of 2004, Mr. Payan served as Co-Chief Operating Officer of EVI. Mr. Payan also serves on the Board of Newtek Business Services, Inc. From March 1995 through July 2001, Mr. Payan worked for Arthur Andersen LLP ("Andersen"), where he provided various audit, accounting, consulting and advisory services to various small and mid-sized private and public companies in various industries. Mr. Payan is a certified public accountant and holds a Bachelors of Science degree, graduating Cum Laude, with Honors, from C.W. Post - Long Island University.

Neal Page has served as director of the Company since May 16, 2003. He is the founder and Chief Executive Officer of Inlet Technologies, Inc., an early stage company, developing products for the high definition video market. After founding Osprey Technologies in 1994, he served as corporate Vice President and General Manager of the Osprey Video Division of ViewCast Corporation from 1995 to March 2003. From 1994 to 1998, Mr. Page held both management and engineering positions with Sun Microsystems, Inc. From 1983 to 1988, Mr. Page developed advanced multimedia products at General Electric and Data General. He holds
Bachelor of Science and Master of Science degrees in Electrical and Computer Engineering from North Carolina State University, and has completed executive business programs at University of North Carolina's Kenan-Flagler Business School.

Seymour G. Siegel has served as director of the Company since May 16, 2003. He is a Certified Public Accountant and a principal in the Siegel Rich Division of Rothstein, Kass & Company, P.C., an accounting and consulting firm. From 1974 to 1990 he was managing partner and founder of Siegel

Rich and Co, P.C., CPAs which merged into M.R.Weiser & Co., LLC, where he was a senior partner. He formed Siegel Rich Inc. in 1994 which in April, 2000 became a division of Rothstein, Kass & Company, P.C. Mr. Siegel has been a director, trustee and officer of numerous businesses, philanthropic and civic organizations. He has served as a director and member of the audit committees of Barpoint.com, Oak Hall Capital Fund, Prime Motor Inns Limited Partnership and Noise Cancellation Technologies, all public companies. Since July 2004, he has served as a director of EVI.

Board Committees

     The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls. The members of the Audit Committee currently are Messrs. Herman, Payan and Siegel. The Company's Board of Directors has determined that it has an "audit committee financial expert" as defined by Item 401(h) of Regulation S-Kas promulgated by the SEC. The Company's audit committee financial expert is Seymour G. Siegel. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. Our Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A to this Proxy Statement. The Charter is not currently available on the Company's website.

     The Compensation Committee of the Board of Directors is responsible for (i) determining the general compensation policies of the Company, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering the Company's stock option plans. The members of the Compensation Committee currently are Dr. Nadel and Mr. Page. Our Board of Directors has adopted a written charter for the Compensation Committee which is attached as Appendix B to this Proxy Statement. The charter is not currently available on the Company's website. The directors who serve on the Compensation Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers.

     The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Herman, Kuperschmid, Page, Payan, Siegel and Dr. Nadel. The directors who serve on the Nominating Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Nominating Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix C. The charter is not currently available on the Company's website. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to our Secretary at c/o Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788 provided that such recommendation has been made in accordance with the Company's Amended and Restated By-Laws.

     At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed nomination to the Board, have been adopted.

Meetings

     The Board held eight (8) meetings during the fiscal year ended September 30, 2003. All of the then incumbent directors of the Company, attended each meeting. The Board also acted on two (2) occasions during the fiscal year ended September 30, 2003 by unanimous written consent in lieu of a meeting. The Audit Committee met eight (8) times during the fiscal year ended September 30, 2003. The Compensation Committee met two (2) times during the fiscal year ended September 30, 2003. The Nominating Committee did not meet during the fiscal year ended September 30, 2003.

Family Relationships

     There is no family relationship among any of the Company's executive officers and directors.

Term of Office

     Each director will hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified or until his/her earlier resignation, removal or death. Each executive officer will hold office until the next regular meeting of the Board of Directors following the next annual meeting of stockholders or until his or her successor is elected or appointed and qualified.

Director Independence

     The Board of Directors, based upon the listing standards of the National Association of Securities Dealers and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company's current "independent" directors are: Bernard Herman, Steven J. Kuperschmid, Robert S. Nadel, Christopher G. Payan, Neal Page and Seymour G. Siegel. Accordingly, a majority of the members of the Company's Board of Directors have been determined to meet the such standards for independence. The Company's independent directors intend to hold annually at least two formal meetings independent from management. The independent directors will choose a director to preside at non-management sessions of the Board of Directors.

Directors' Attendance at Annual Meetings of Stockholders

     It is the policy of Company's Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All members of the Board of Directors who were then directors attended the Company's 2003 Annual Meeting of Stockholders.

Communication With the Board of Directors

     Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors may do so by directing a written request addressed to such directors or director in care of the Chairman of the Audit Committee, Hauppauge Digital, Inc., 91 Cabot Court, Hauppauge, New York 11788. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

Audit Committee Report

     In overseeing the preparation of the Company's financial statements as of September 30, 2003 and 2002 and for the years ended September 30, 2003, 2002 and 2001, the Audit Committee met with both management and BDO Seidman, LLP, the Company's independent auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be disclosed pursuant to Statement of Auditing Standards (SAS) No. 61 (Communication With Audit Committees).

     The Audit Committee also discussed with BDO Seidman, LLP matters relating to its independence, the written disclosures and the letter to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the SEC.

     This report has been approved by the Audit Committee as of August 23, 2004.


     Members of the Audit Committee

     Bernard Herman
     Christopher G. Payan
     Seymour G. Siegel

     The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Company's previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

Report on Executive Compensation

     The Company's executive compensation program is designed to attract, motivate and retain management with incentives linked to financial performance and enhanced stockholder value. The Company's compensation program currently consists of a number of components, including a cash salary, a cash incentive bonus and stock option grants.

     The Compensation Committee reviews salary, bonus and option award information for competitive companies of comparable size in similar industries, as well as that of companies not in its industry which do business in locations where the Company has operations. Based in part on this information, the Compensation Committee generally sets salaries at levels comparable to such companies. Bonuses are generally linked to Company performance during the year and thus align the interest of executive officers with those of the stockholders. The Compensation Committee also assesses each executive officer's individual performance and contribution in determining bonus levels. The Compensation Committee uses the Company's stock option program to motivate its executive officers and to improve long-term market performance of the Company's Common Shares.

     For the fiscal year ended September 30, 2003, the Compensation Committee reviewed salary information for competitive companies, as well as that of companies not in its industry which do business in locations where the Company has its executive offices, Mr. Plotkin's extensive experience in various aspects of the computer peripheral industry and his past performance and service with the Company and determined that amounts payable to Mr. Plotkin for the fiscal year ended September 30, 2003 under the terms of the 1998 Employment Agreement and options granted to Mr. Plotkin adequately compensated Mr. Plotkin for the services rendered to the Company in fiscal 2003.

     Since the Compensation Committee believes that the granting of options to purchase Common Shares provides its executive employees with the long-term incentive to work for the betterment of the Company, stock options are generally granted annually to executives and periodically to other selected employees whose contributions and skills are critical to the long-term success of the Company. Options are granted with an exercise price equal to the market price of the Company's Common Shares on the date of the grant, generally vest over a period of at least three years and generally expire after ten years.

     This report has been approved by the Compensation Committee as of August 23, 2004.

     Robert S. Nadel
     Neal Page

Company Stock Performance

     The following graph shows a five year comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the NASDAQ Market Index and the MG Group (Computer Peripheral) Index (the "MG Group Index"). The graph assumes $100 was invested in each of the Company's Common Shares, the NASDAQ Market Index and the MG Group Index on October 1, 1998 and that all dividends were reinvested. Data points on the graph are annual. Note that historic stock price performance is not necessarily indicative of future stock performance.


Company/Index/Market      1998      1999      2000     2001      2002   2003
-----------------------------------------------------------------------------
Hauppauge Digital, Inc.  100.00    288.19    157.48    26.48    31.24   68.36
-----------------------------------------------------------------------------
Coredate Group, Index    100.00    176.12    305.01   120.69   113.32  199.67
-----------------------------------------------------------------------------
NASDAQ Market Index      100.00    161.77    221.30    90.67    72.95  111.80
-----------------------------------------------------------------------------

                    ASSUMES $100 INVESTED ON OCTOBER 1, 1998
                          ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING SEPTEMBER 30, 2003

Source: Media General Financial Services, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the SEC by Section 16 "reporting persons", including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under
Section 16 on a timely basis during the fiscal year ended September 30, 2003.

     To the Company's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and representations that no other reports were required, during the fiscal year ended September 30, 2003, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

               PROPOSAL 2: INCREASE THE ISSUANCE OF COMMON SHARES
                     UNDER THE EMPLOYEE STOCK PURCHASE PLAN

     The Company's Board of Directors adopted the Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") on May 9, 2000, under Section 423 of the Internal Revenue Code of 1986, as amended from time to time for the initial issuance of 100,000 Common Shares, which was subsequently ratified by the holders of a majority of the then outstanding Common Shares of the Company at the Company's Annual Meeting of Stockholders on July 18, 2000.

     The Company's Board of Directors passed a resolution on May 1, 2002 amending the Employee Stock Purchase Plan. The amendment, which was approved by the stockholders on September 6, 2002, increased the number of Common Shares available for issuance under the Employee Stock Purchase plan to 180,000 from 100,000 to provide for sufficient Common Shares to be issued until the termination date of the Employee Stock Purchase Plan, which was extended to December 31, 2004.

     The Company's Board of Directors passed a resolution on July 21, 2004 further amending the Employee Stock Purchase Plan. The amendment, which is subject to the stockholders' approval, increased the number of Common Shares available for issuance under the Employee Stock Purchase plan to 260,000 from 180,000 to provide for sufficient Common Shares to be issued until the termination date of the Employee Stock Purchase Plan, which is to be extended to December 31, 2006.

     The Employee Stock Purchase Plan is intended to provide a method whereby full-time employees of the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of Common Shares.

The following summary provides a description of the significant provisions of the Employee Stock Purchase Plan. However, such summary is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan which is available at the offices of the Company.

Administration

     The Employee Stock Purchase Plan is to be administered by the Board or a Committee appointed by the Board of Directors to consist of two or more disinterested persons (the "Committee"). The Board or the Committee has the complete power and authority to terminate or amend the Employee Stock Purchase Plan, however the Board or the Committee shall not, without the approval of the stockholders of the Company, alter (i) the aggregate number of shares that may be issued under the Employee Stock Purchase Plan or (ii) the class of employees eligible to receive options under the Employee Stock Purchase Plan other than to designate additional subsidiary corporations. No termination, modification or amendment, may without the consent of an employee then having an option under the Employee Stock Purchase Plan, adversely affect the rights of such employee under such option.

Eligibility

     Each employee who works more than twenty hours per week and more than five months in a calendar year, who has completed six (6) consecutive months of employment with the Company and is employed by the Company on the date his participation in the Employee Stock Purchase Plan is to become effective is eligible to participate in offerings under the Employee Stock Purchase Plan which commence after such six (6) month period has concluded. Persons who are not employees are not eligible to participate.

     No employee will be granted an option to purchase Common Shares if immediately after the grant, such employee would own Common Shares and/or hold outstanding options to purchase Common Shares being 5% or more of the total combined voting power or value of all classes of stock of the Company or which permits an employee the right to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value (determined with reference to the value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     The Company estimates that approximately 50 employees are eligible at the present time to participate in the Employee Stock Purchase Plan including executive officers whose ownership and options do not exceed the ownership limits on participants.

Offerings Under the Employee Stock Purchase Plan

     The Employee Stock Purchase Plan will terminate on December 31, 2006. In each year, four offerings ending quarterly are authorized. In each offering, the maximum number of Common Shares that may be issued is 10,000 plus unissued shares from all prior offerings whether offered or not. As of June 30, 2004, 56,666 Common Shares have been carried forward to the July 1- September 30, 2004 offering in which 66,666 Common Shares may be issued. Prior to the approval of this amendment, there would be available and remaining 76,666 Common Shares for issuance under the Employee Stock Purchase Plan and if the amendment is approved, 156,666 Common Shares will be available for issuance. If while options are outstanding, the number of outstanding Common Shares have increased, decreased, changed or been exchanged for a different number through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate adjustments may be made by the Board or the Committee.

Option Grants and Prices

     Each participating employee will be deemed to have been granted an option to purchase a maximum number of Common Shares equal to (i) that percentage of the employee's compensation which the employee has elected to have withheld, multiplied by (ii) the employee's compensation during the Offering (as such term is defined in the Employee Stock Purchase Plan) then divided by (iii) the applicable option price.

     Employees may elect payroll deductions up to 10% for each pay period. The option price shall be the lower of 85% of the closing price of the Common Shares on the offering commencement or termination date as reported on such date or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If more than the maximum number of shares authorized are exercised, the Company will make a pro-rata allocation.

Common Shares Issued Under the Employee Stock Purchase Plan

     As of June 30, 2004 a total of 96,128 Common Shares have been issued under the Employee Stock Purchase Plan to eligible employees at the time. None of such Common Shares have been issued to a person who is or was a director or executive officer or nominee for election as a director.

Federal Income Tax Consequences

     As long as an option is granted pursuant to a plan under Section 423 of the Internal Revenue Code, the employee will not recognize taxable income on the exercise on the option. The basis of the Common Shares received upon the exercise of an option is the option exercise price.

     If the employee disposes of Common Shares acquired by an exercise of an option under a stock purchase plan before the expiration of the statutory holding period, in the year of the qualifying disposition, the employee must recognize as ordinary compensation income the difference between the optioned Common Shares' fair market value and the option's exercise price. If the sale or other taxable disposition of Common Shares occurs after the statutory holding period has expired, the employee's gain on the sale of the Common Shares is an amount equal to the excess of the proceeds of the sale over the employee's basis in the option Common Shares. The statutory holding period for a Section 423 plan stock is the later of two years after the granting of an option or one year from the date of transfer of the Common Shares pursuant to the exercise of the option.

     Where an option is granted pursuant to a stock purchase plan at an option price of more than 85% and less than 100% of the fair market value of the Common Shares, the employee must include in taxable income at time of sale or other taxable disposition of the optioned Common Shares, or upon the employee's death while still holding the Common Shares, the lesser of:

- the amount, if any, by which the fair market value of the Common Shares when the option was granted exceeds the option price; or

- the amount, if any, by which the Common Shares' fair market value at the time of such disposition or death exceeds the exercise price paid.

     The basis of the option Common Shares will be increased by the amount of the compensation income recognized. This applies regardless of whether the employee has held the Common Shares for the statutory holding period.

     The Company may not deduct the difference between the fair market value of the option Common Shares and the option exercise price if the option is issued pursuant to a Section 423 plan.

Equity Compensation Plan Information

     Set forth in the table below is certain information regarding the number of Common Shares that may be issued under options, warrants and rights under all of the Company's existing equity compensation plans as of September 30, 2003.



-------------------------------- ----------------------------- ----------------------------- -----------------------------
                                             (a)                           (b)                           (c)

                                                                                                 Number of securities
                                                                                               remaining available for
                                                                                                future issuance under
                                  Number of securities to be                                  equity compensation plans
                                   issued upon exercise of      Weighted average exercise       (excluding securities
         Plan Category               outstanding options       price of outstanding options    reflected in column (a))
-------------------------------- ----------------------------- ----------------------------- -----------------------------
   Equity compensation plans
   approved by stockholders               1,546,101                    $ 2.53                          623,885
-------------------------------- ----------------------------- ----------------------------- -----------------------------
   Equity compensation plans not
    approved by stockholders                230,000                    $ 3.41                          120,000
-------------------------------- ----------------------------- ----------------------------- -----------------------------

Description of Certain Options and Warrants

     Pursuant to certain Warrant Agreements, each dated June 21, 1999, the Company has granted a right to purchase an aggregate of 50,000 Common Shares at an exercise price of $10.00 per share at any time prior to the close of business on June 20, 2004. Such Warrant Agreements were not required to be, and have not been, approved by the Company's stockholders.

     Pursuant to a certain Employment Agreement, dated as of January 10, 1995 (the "Effective Date"), between the Company and Kenneth Plotkin, the Company granted to Mr. Plotkin a right to purchase an aggregate of 300,000 Common Shares at an exercise price of $1.575 per share. The option is not exercisable for a period of ten (10) years following the Effective Date except as follows: (i) for the first full fiscal year after the Effective Date and for each of the four fiscal years thereafter, should the Company attain an audited annual pre-tax income of at least $1,000,000, options to purchase up to 60,000 Common Shares shall then become immediately exercisable; (ii) if the Company fails to attain the $1,000,000 plateau during the first full fiscal year, should the Company's combined pre-tax income for the fist two fiscal years exceed $2,000,000, then options to purchase up to 120,000 Common Shares shall then become immediately exercisable. The term of the option is ten (10) years commencing on the Effective Date, subject to earlier termination in certain circumstances. As of September 30, 2003, options to purchase 180,000 Common Shares were exercisable. Such option was not required to be, and has not been, approved by the Company's stockholders.

Recommendation and Required Vote

The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by proxy is required for approval of this proposal. The Board recommends a vote FOR ratification of the increase of the initial issuance of the Common Shares from 180,000 to 260,000 under the Employee Stock Purchase Plan and for the termination date to be extended to December 31, 2006.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP was named as the Company's independent registered public accountants effective August 10, 1995 and was selected as our independent registered public accountants with respect to the fiscal year ended September 30, 2003. The Company has not yet selected its auditors for the current fiscal year. Our Audit committee will review BDO's proposal with respect to the audit prior to making a determination regarding the engagement.

     Representatives of BDO Seidman, LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

     Audit Fees

     The aggregate fees billed by BDO Seidman, LLP for the audit of the Company's annual financial statements for the fiscal years ended September 30, 2003 and September 30, 2002, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the 2003 and 2002 fiscal years, were $116,500 and $121,000, respectively.

     Financial Information Systems Design and Implementation Fees

     BDO Seidman, LLP did not render professional services relating to financial information systems design and implementation for the fiscal years ended September 30, 2003 or September 30, 2002.

     All Other Fees

     The aggregate fees billed by BDO Seidman, LLP for services rendered to the Company other than audit and financial information systems design and implementation fees for the fiscal years ended September 30, 2003 and September 30, 2002 were $20,000 and $-0-, respectively. The Audit Committee has considered whether the provision of the services described is compatible with maintaining the independence of BDO Seidman, LLP.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Company at the principal executive offices of the Company by May 3, 2005, for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting. The Company, however, intends to hold next year's annual meeting earlier in the year. Accordingly, the Company suggests that stockholder proposals intended to be presented at next year's annual meeting be submitted well in advance of January 1, 2005, the earliest date upon which the Company anticipates the Proxy Statement and form or Proxy relating to such meeting will be released to stockholders.

     The following requirements with respect to stockholder proposals and stockholder nominees to the Board of Directors are included in the Company's Amended and Restated By-Laws.

     1. Stockholder Proposals. For a proposal to be properly brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice thereof to the Secretary of the Company. To be timely, such proposals must be received by the Secretary of the Company at the principal executive offices of the Company on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of stockholders. If during the prior year the Company did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the Company mails the Proxy Statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such stockholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. No business proposed by a stockholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's Proxy Statement.

     2. Stockholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made. The stockholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the stockholder.

     Any notice given pursuant to the foregoing requirements must be sent to the Secretary of the Company at 91 Cabot Court, Hauppauge, New York 11788. The foregoing is only a summary of the provisions of the Amended and Restated By-Laws of the Company that relate to stockholder proposals and stockholder nominations for director. A complete copy of the Amended and Restated By-Laws is available at the offices of the Company.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                                  ANNUAL REPORT

     This Proxy Statement is accompanied by a copy of the Company's Annual Report for the fiscal year ended September 30, 2003.


                                        By Order of the Hauppauge Digital, Inc.
                                        Board of Directors

                                        Kenneth Plotkin
                                        Chairman of the Board
                                        and Chief Executive Officer

Hauppauge, New York
September 1, 2004

                                                                     APPENDIX A
                                                                     ----------

                             HAUPPAUGE DIGITAL, INC.

                             AUDIT COMMITTEE CHARTER

A. Purpose and Scope
   -----------------

     The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of Hauppauge Digital, Inc. and its subsidiaries (the "Corporation"), and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including, but not limited to: (a) assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's stockholders or to the general public, and (ii) the Corporation's internal financial and accounting controls, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Corporation, (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations,
(d) recommend, establish and monitor procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (e) engage advisors as necessary, and (f) determine the funding from the Corporation that is necessary or appropriate to carry out the Committee's duties.

B. Composition
   -----------

     The Committee shall be comprised of such minimum number of directors as to satisfy the audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time. The composition of the Committee shall satisfy the independence requirements of any applicable Regulatory Body, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     Each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, and not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The Committee shall meet with management, the internal auditors, if any, and the independent accounting firm in executive sessions at least quarterly to discuss matters for which the Committee has responsibility.

C. Responsibilities and Duties
   ---------------------------

     To fulfill its responsibilities and duties, the Committee shall:

Document Review
---------------

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K or 10-KSB. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's Annual Report on Form 10-K or 10-KSB. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

3. Instruct the independent accounting firm to review the Corporation's interim financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

Independent Accounting Firm
---------------------------

4. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or any other related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace, such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

6. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

7. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact the independent accounting firm's objectivity and independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

8. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

9. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

10. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Committee.

11. Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with applicable rules and regulations.

12. Consider in advance whether or not to approve any audit and non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body and adopt and implement policies for such pre-approval.

13. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Corporation and shall notify the Corporation of anticipated funding needs of the Committee.

Internal Audit Function
-----------------------

14.  Review the responsibilities, budget and staffing of any internal auditors.

15. Review the significant reports to management prepared by any internal auditors and management's responses.

Financial Reporting Processes
-----------------------------

16. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal control over financial reporting.

17. Review disclosures made to the Committee by the Corporation's chief executive officer and chief financial officer in connection with their certifications of the Corporation's Annual Reports on Form 10-K or 10-KSB and Quarterly Reports on Form 10-Q or 10-QSB, including disclosures concerning (a) evaluations of the design and operation of the Corporation's internal control over financial reporting, (b) significant deficiencies and material weaknesses in the design and operation of the Corporation's internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

18. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation's internal auditors, if any, and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

19. Request and review periodic reports from management of the Corporation as to the Corporation's processes for reporting on internal controls of the Corporation as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Compliance
----------

20. To the extent deemed necessary by the Committee to carry out its duties, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Corporation's expense.

21. Determine the funding necessary for (i) compensation of any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties, and
     (iii) compensation
     of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

22. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23.  Investigate   any   allegations   that  any  officer  or  director  of  the
     Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting
---------

24. Prepare, in accordance with the rules of the SEC, as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

25. To the extent required by any Regulatory Body, instruct the Corporation's management to disclose in its annual proxy statement for each annual meeting of stockholders, Annual Report on Form 10-K or 10-KSB and Quarterly Report on Form 10-Q or 10-QSB, the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                     APPENDIX B
                                                                     ----------


                             HAUPPAUGE DIGITAL, INC.
                         COMPENSATION COMMITTEE CHARTER
Statement Of Policy

     The Compensation Committee (the "Compensation Committee") of the Board of Directors of Hauppauge Digital, Inc. (the "Company") shall provide assistance to the Board of Directors in discharging the Board of Directors' responsibilities relating to management organization, performance, compensation and succession.

Organization

     The members of the Compensation Committee shall be appointed by the Board of Directors from time to time after considering the recommendation of the Company's Nominating Committee and upon a determination by the Board of Directors that the nominees meet all required qualifications for Compensation Committee membership. Members of the Compensation Committee and may be removed by the Board of Directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors to assist in discharging its duties, including the authority to approve such advisors' fees and retention terms. Half of the members of the Compensation Committee shall be a quorum to transact business. The Nominating Committee will recommend to the Board of Directors, and the Board of Directors will designate, the Chairman of the Compensation Committee.

Committee Authority And Responsibilities

     In  discharging   its   responsibilities   for   management   organization,
performance, compensation and succession, the Compensation Committee shall:

o Consider and authorize the compensation philosophy for the Company's personnel.

o    Review  and  approve  corporate  goals  and  objectives  relevant  to chief executive officer and senior management compensation, evaluate chief executive officer and senior management performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determine and approve chief executive officer and senior management compensation based on this evaluation.

o Nothing in this Charter shall be construed as precluding discussions of chief executive officer and senior management compensation with the Board of Directors generally, as it is not the intent of this Charter to impair communication among members of the Board of Directors.

o Annually review and approve perquisites for the chief executive officer and senior management.

o Consider and make recommendations to the Board of Directors on matters relating to organization and succession of senior management.

o Consider and approve the report of the Compensation Committee for inclusion in the Company's proxy statement.

o Make recommendations to the Board of Directors with respect to the Company's employee benefit plans.

o    Administer incentive, deferred compensation and equity based plans.

o Annually review and update this Charter for consideration by the Board of Directors.

o    Annually evaluate performance and function of the Compensation Committee.

o Report the matters considered and actions taken by the Compensation Committee to the Board of Directors.

                                                                     APPENDIX C
                                                                     ----------

                             HAUPPAUGE DIGITAL, INC.

                          NOMINATING COMMITTEE CHARTER

Composition

The Nominating Committee of Hauppauge Digital, Inc. (the "Committee") shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and the members of the Committee shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time. The Board may appoint members to fill any vacancies that arise on the Committee during the year. The members of the Committee shall meet the definition of "independence" in the listing standards of the National Association of Securities Dealers.

Authority

The Committee is granted the authority to perform the duties enumerated in this Charter.

Responsibility

The Board delegates to the Committee responsibility to recommend to the Board changes in Board composition as more particularly provided for below.

Specific Duties

The Committee shall be responsible for the following:

o make recommendations to the Board with respect to the size and composition of the Board;

o make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for the Board members, and review the qualifications of potential candidates for the Board;

o make recommendations to the Board on nominees to be elected at the Annual Meeting of Stockholders; and

o seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Stockholders.

Meetings

The Committee shall meet at such times as any Member of the Committee shall designate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. As necessary or desirable, Member of the Committee may request that certain members of management be present at meetings of the Committee.

Reports And Minutes

The Committee shall report to the Board as to actions of the Committee and shall make recommendations to the Board as the Committee deems appropriate. The Committee shall keep minutes for each meeting. The Committee Chairman shall review and approve the Committee minutes, and they shall be filed with the Corporate Secretary for retention with the records of the Company.

                             HAUPPAUGE DIGITAL INC.
                                 91 Cabot Court
                            Hauppauge, New York 11788

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Bernard Herman and Kenneth Plotkin as Proxies, each with the power to appoint his substitute, and hereby authorizes them and each of them, to represent and vote, as designated below, all the shares of Common Stock of Hauppauge Digital, Inc. (the "Company") held of record by the undersigned on August 24, 2004 at the Annual Meeting of Stockholders to be held on September 27, 2004, or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, and 3 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR"
PROPOSALS 1, 2, AND 3

[X] Please mark your votes as in this example.

1. Election of Directors.

   [ ] FOR all nominees listed below (except as marked to the contrary as instructed below).

   [ ]    WITHOLD AUTHORITY to vote for all nominees listed below.
          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike, such nominee's name from the list below.)

                  o     BERNARD HERMAN
                  o     KENNETH PLOTKIN
                  o     ROBERT S. NADEL
                  o     CHRISTOPHER G. PAYAN
                  o     NEAL PAGE
                  o     SEYMOUR G. SIEGEL
                  o     STEVEN J. KUPERSCHMID

                  (continued and to be signed on reverse side)
--------------------------------------------------------------------------------

                                 [Reverse Side]

2.   To  ratify  the  Board of  Directors'  resolution  to amend  the  Company's
     Employee Stock Purchase Plan to increase the number of shares of Common Stock available thereunder from 180,000 to 260,000 and provide for a termination date thereunder of December 31, 2006.

     FOR    [  ]                AGAINST    [  ]                ABSTAIN    [  ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     FOR    [  ]                AGAINST    [  ]                ABSTAIN    [  ]

      Please date, sign and mail your proxy card back as soon as possible!
                         Annual Meeting of Stockholders
                             Hauppauge Digital Inc.
                               September 27, 2004

Signature:
          ---------------------------------------------------------
Signature, if held jointly:
                           ----------------------------------------
Dated:
      -------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in full partnership or limited liability company name by an authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE